Exhibit 99.3

NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2012

NUTRICAP LABS, LLC AND SUBSIDIARIES

DECEMBER 31, 2012

CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Page

REPORT OF INDEPENDENT AUDITORS	1-2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	3

Consolidated Statement of Income and Members' Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-9

INDEPENDENT AUDITORS' REPORT

To the Members

NutriCap Labs, LLC and Subsidiaries

Farmingdale, New York

We have audited the accompanying financial statements of NutriCap Labs, LLC and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statements of income and members' equity and cash flows for the year then ended, and the related notes to consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NutriCap Labs, LLC and Subsidiaries as of December 31, 2012, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

SHAPIRO GOLDSTEIN MOSES & ARTUSO, L.L.P.

March 22, 2013

Woodbury, New York

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2012

ASSETS
CURRENT ASSETS
Cash and cash equivalents — Note 1	$810,490
Accounts receivable (net of allowance for doubtful accounts of $890,000) — Note 1	3,321,668
Inventory — Note 1	705,057
Prepaid expenses and other current assets	574,348
Total current assets	5,411,563

PROPERTY AND EQUIPMENT — Notes 1 and 3	854,203

OTHER ASSETS
Deposits	15,225
Other assets	10,602
Total other assets	25,827

Total assets	$6,291,593

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$2,680,454
Accrued expenses	448,023
Unearned revenues — Note 1	1,903,130
Notes payable - current — Note 4	3,049
Total current liabilities	5,034,656

Total liabilities	5,034,656

COMMITMENTS — Note 5

MEMBERS' EQUITY
Members' equity	1,256,937

Total liabilities and members' equity	$6,291,593

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND MEMBERS' EQUITY

YEAR ENDED DECEMBER 31, 2012

NET SALES	$30,328,513

COST OF GOODS SOLD	23,064,025

GROSS PROFIT	7,264,488

OPERATING EXPENSES	6,080,496

INCOME FROM OPERATIONS	1,183,992

OTHER INCOME (EXPENSES)
Administrative income	39,370
Interest income	1,267
Interest expense	(4,830)
35,807

NET INCOME	1,219,799

Members' equity - beginning of year	1,609,951

Members' distributions	(1,572,813)

Members' equity - end of year	$1,256,937

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,219,799
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	194,673
Increase in allowance for doubtful accounts	770,616
Increase in inventory reserve for obsolescence	74,365
Changes in operating assets and liabilities:
Increase in accounts receivable	(2,458,674)
Decrease in inventory	184,934
Increase in prepaid expenses and other current assets	(326,344)
Decrease in security deposits	8,500
Increase in other assets	(10,602)
Increase in accounts payable	563,994
Increase in accrued expenses	279,726
Increase in unearned revenues	666,384
Net cash provided by operating activities	1,167,371

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(191,070)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments made on notes payable	(12,244)
Distributions to members	(1,572,813)
Net cash used in financing activities	(1,585,057)

Net decrease in cash and cash equivalents	(608,756)

Cash and cash equivalents, beginning of year	1,419,246

Cash and cash equivalents, end of year	$810,490

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Date of Management's Review

Management has evaluated subsequent events through March 22, 2013, the date the financial statements were available to be issued.

b. Organization and Business Description

NutriCap Labs, LLC ("NCL"), a New York limited liability company, and VitaCap Labs, LLC ("VCL"), a New York limited liability company that is a variable interest entity of NCL, act to provide contract manufacturing services for health and wellness companies primarily engaged in selling dietary supplements and cosmetic products. In November 2011, Empire Botanical Labs, LLC ("Empire"), a New York limited liability company, was formed to develop and market nutraceutical supplements to retail establishments.

Canyon Marketing III, LLC ("Canyon III"), a Delaware limited liability company, has an equity interest in NCL of 62.5 and Jason Provenzano ("Provenzano") has an equity interest of 37.5 percent in NCL (See Note 6).

Canyon Marketing II, LLC ("Canyon II"), a Delaware limited liability company, has an equity interest in VCL of 62.5 and Jason Provenzano ("Provenzano") has an equity interest of 37.5 percent in VCL (see Note 6).

Empire is the wholly-owned subsidiary of NCL.

c. Principles of Consolidation

The consolidated financial statements include the accounts of NutriCap Labs, LLC, VitaCap Labs, LLC and Empire Botanical Labs, LLC (collectively the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

d. Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

e. Cash and Cash Equivalents and Concentrations of Risk

Cash and cash equivalents consist of cash held in bank checking and bank money market accounts.

The statement of cash flows classifies changes in cash and cash equivalents (short-term, highly liquid investments readily convertible into cash with an original maturity of three months or less) according to operating, investing, or financing activities. Financial instruments which potentially expose the Company to concentrations of risk consist principally of cash.

The Company places its cash with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit. Noninterest-bearing transaction accounts are insured fully by the FDIC from December 31, 2010 through December 31, 2012. Interest-bearing accounts are insured up to $250,000. As of December 31, 2012, the Company had $83,145 in excess of the FDIC limit. Beginning on January 1, 2013, FDIC insures all transaction accounts up to $250,000. As of January 1, 2013, the Company's balance would be $745,869 in excess of the FDIC limit.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f. Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. An allowance for doubtful accounts is recorded based on specific known troubled accounts. Accounts are written off when they are determined to be uncollectible.

g. Inventory

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

h. Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are depreciated over the life of the lease on the premises.

i. Revenue Recognition

The Company provides contract manufacturing and in specific circumstances, warehousing and fulfillment services for its customers. Revenue from contract manufacturing is recognized upon shipment of products to the customer or upon transfer of the products to a fulfillment center designated by the customer. In some cases, the customer may request the Company to act as the warehouse and the fulfillment provider. Fulfillment service revenue is recognized upon shipment of the product and warehousing revenue is recognized monthly as the services are provided.

j. Income Taxes

The Company is a limited liability company and as such, income and losses flow through to the individual members. Accordingly, no provisions for federal and state taxes are provided in the consolidated financial statements.

In the normal course of business, the Company is subject to examination by Federal and State taxing authorities. The Company is no longer subject to income tax examinations by tax authorities for years earlier than 2009. The Company does not know of any uncertain tax positions that would have a material impact to the financial statements.

k. Shipping and Handling Costs

The Company classifies freight billed to customers as sales revenue and the related freight and shipping costs as cost of sales.

l. Advertising and Promotions

Costs for advertising and promotions are expensed as incurred. Advertising and promotions expense for the year ended December 31, 2012 was $93,133.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 2 — VARIABLE INTEREST ENTITY

Accounting principles generally accepted in the United States of America provide a framework for identifying variable interest entities ("VIE") and determining when a company should include the assets, liabilities, and results of activities of a VIE in its consolidated financial statements. The members of NCL formed and own VCL for the purpose of supporting smaller sales orders than NCL requires of its customers. NCL does not have any ownership interest in VCL. NCL is the primary beneficiary since it provides more than half of VCL's subordinated financial support and, therefore, qualifies as a VIE that is consolidated.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2012 consists of the following:

Leasehold improvements	$571,207
Machinery and equipment	385,667
Furniture and fixtures	150,179
Computer software	260,407
1,367,460
Less: accumulated depreciation	513,257
$854,203

Depreciation expense for the year ended December 31, 2012 was $194,673.

NOTE 4 — NOTES PAYABLE

In April 2009, the Company financed the acquisition of a truck for $45,953 with a financial institution. The terms of the loan call for 48 monthly installments of $1,056 including principal and interest at a rate of 4.9 percent per annum. The installment loan is secured by the truck acquired. At December 31, 2012, the balance outstanding on this loan was $3,049.

Interest expense charged against income for the year ended December 31, 2012 was $4,830.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 5 — COMMITMENTS

Effective January 2010, the Company entered into a five year office and warehouse lease agreement with an affiliated entity (Note 6). The lease provides for an additional five year renewal at the option of the Company. In addition to the base rent, the Company is responsible for the cost of property taxes, insurance, and building operations.

Future minimum lease payments are as follows:

Year ending December 31, 2013	$243,897
Year ending December 31, 2014	251,214
Total minimum annual lease payments	$495,111

Total rental expense was $333,043 for the period ended December 31, 2012.

NOTE 6 — RELATED PARTY TRANSACTIONS

The Company leases its office and warehouse space from an affiliated entity owned by the CEO of the Company (see Note 5).

The CEO of the Company is also the sole member of both Canyon II and Canyon III (see Note 1b).

NOTE 7 — RETIREMENT PLAN

The Company has a 401(k) plan for the benefit of employees. Employees have the option of contributing a percentage of their salary into the plan on a tax deferred basis. There is no provision for company matching contributions.

NOTE 8 — SUPPLEMENTARY CASH FLOW INFORMATION

Cash paid for interest during the year ended December 31, 2012 was $4,830.

Cash paid for income taxes during the year ended December 31, 2012 was $0.

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